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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 17, 2000
                Date of report (Date of earliest event reported)



                             SCG Holding Corporation
             (Exact name of registrant as specified in its charter)



         Delaware                            [           ]                         36-3840979
(State or other jurisdiction                  (Commission                       (I.R.S.  Employer
     of incorporation)                        File Number)                   Identification  Number)

SCG Holding Corporation
5005 E. McDowell Road
Phoenix, Arizona                                                                    85008
(Address of principal executive offices)                                          (Zip Code)


                                  602-244-5226
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a)  PREVIOUS INDEPENDENT ACCOUNTANTS

(i) Prior to its recapitalization on August 4, 1999, the Registrant (SCG Holding Corporation) was a wholly-owned subsidiary of Motorola, Inc. that held substantially all of the assets and operations of Motorola's Semiconductor Components Group. KPMG LLP, who serves as Motorola's independent accountants, was engaged to audit the Registrant's combined financial statements for periods prior to the recapitalization. On July 19, 1999, the Registrant informed KPMG LLP that they would not be principal accountants for the period subsequent to the recapitalization.

(ii) The reports of KPMG LLP on the Registrant's combined financial statements for the period January 1, 1999 through August 3, 1999, as of and for the year ended December 31, 1998 and for the year ended December 31, 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the period ended August 3, 1999, as of and for the year ended December 31, 1998 and for the year ended December 31, 1997 and through the date of KPMG LLP's report, January 7, 2000, which was provided to the Registrant on February 17, 2000, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the combined financial statements for such periods.

(iv) During the period from January 1, 1997 through February 17, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) The Registrant has requested that KPMG LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 24, 2000, is filed as
         Exhibit 16 to this Form 8-K.

(b)  NEW INDEPENDENT ACCOUNTANTS

(i) The Registrant engaged PricewaterhouseCoopers LLP to serve as its independent accountants effective as of the date of its recapitalization on August 4, 1999. Prior to its recapitalization, the Registrant did not did not consult with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K


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         and the related instructions, or a reportable event, as defined in Item
         304(a)(1)(v) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits

Exhibit Number             Description
--------------             -----------

         16                Letter from KPMG LLP addressed to the
                           Securities and Exchange Commission, dated
                           February 24, 2000, regarding KPMG LLP's
                           agreement with Registrant's statements about
                           KPMG LLP under Item 4(a) of this Form 8-K


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SCG HOLDING CORPORATION
                                                 (Registrant)



Date: February 24, 2000
                                           By: /s/ Dario Sacomani
                                           -----------------------
                                               Dario Sacomani
                                               Senior Vice President and Chief
                                                  Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------
         16                         Letter from KPMG LLP addressed to the
                                    Securities and Exchange Commission, dated
                                    February 24, 2000, regarding KPMG LLP's
                                    agreement with Registrant's statements about
                                    KPMG LLP under Item 4(a) of this Form 8-K


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